Exhibit 99.1

SILVERCREST ASSET MANAGEMENT GROUP
ACQUIRES CORTINA ASSET MANAGEMENT

NEW YORK, July 1, 2019—Silvercrest Asset Management Group Inc. (NASDAQ: SAMG) (the "Company") today announced that Silvercrest Asset Management Group LLC ("Silvercrest") completed its acquisition of substantially all of the assets of Cortina Asset Management, LLC ("Cortina"), an independent asset management firm based in Milwaukee, Wisconsin, managing approximately $1.7 billion in small cap growth equity strategies.

"We have long sought the right partner to establish an innovative and high-caliber growth equity capability at the firm,” said Richard R. Hough III, Chairman and CEO of Silvercrest. “Our new colleagues and partners from Cortina exemplify the entrepreneurial spirit and strong intellectual capital we seek to foster at Silvercrest. We are proud to have the investment professionals from Cortina as Silvercrest partners who are committed to their investment craft, to each other and to our partnership. We are excited to grow and develop their strategies to the benefit of our clients and shareholders alike.”

John Potter, a Founding Principal of Cortina, said, “We established Cortina fifteen years ago in partnership with Byron Roth and Roth Capital with a mission to provide superior performance and service to institutional and high net worth clients. Silvercrest’s mission and culture align with Cortina’s commitment to client care, associate development and investment performance. This combination is a natural fit, enabling a seamless continuation of service excellence that clients deserve.”

ABOUT SILVERCREST

Silvercrest was founded in April 2002 as an independent, employee-owned registered investment adviser, and as of March 31, 2019, Silvercrest reported nearly $21 billion in assets under management on behalf of family and select institutional clients. With offices in New York, Boston, California, New Jersey, Virginia, and Wisconsin, Silvercrest provides traditional and alternative investment advisory and family office services to wealthy families and select institutional investors.

Contact Information:
Richard R Hough III
212-649-0601

Forward-Looking Statements and Other Disclosures

Certain statements in this release, and other written or oral statements made by or on behalf of the Company, are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as "may", "might", "will", "should", "expects", "intends", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue", the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions, may include projections of our future financial performance, future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in our business or financial results. These statements are only predictions based on our current expectations and projections about our acquisition of Cortina. Important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements include but are not limited to: incurrence of net losses, fluctuations in quarterly and annual results, adverse economic or market conditions, our expectations with respect to future levels of assets under management, inflows and outflows, our ability to retain clients from whom we derive a substantial portion of our assets under management, our ability to maintain our fee structure, our particular choices with regard to investment strategies employed, our ability to hire and retain qualified investment professionals, the cost of complying with current and future regulation, coupled with the cost of defending ourselves from related investigations or litigation, failure of our operational safeguards against breaches in data security, privacy, conflicts of interest or employee misconduct, our expected tax rate, and our expectations with respect to deferred tax assets, adverse economic or market conditions, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Silvercrest brand, failure to successfully integrate the acquired assets into our business and other factors disclosed under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2018. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

SILVERCREST ASSET MANAGEMENT GROUP INC.

1330 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 • (212) 649-0600

WWW.SILVERCRESTGROUP.COM